A SPECIAL NOTICE TO ALL
                           CALVERT GROUP SHAREHOLDERS

     We're pleased to announce that on April 21, 1997, Barbara Krumsiek joined Calvert Group as president and chief executive officer. Ms. Krumsiek comes to Calvert Group from Alliance Capital Management, where she served as senior vice president and managing director of their mutual funds division. She has 20 years experience in mutual fund management and marketing.

     Ms. Krumsiek replaces former Calvert Group president, Clifton S. Sorrell, who stepped down earlier this year after nearly 10 years in the top post.

     We look forward to Ms. Krumsiek leading the company into the next century and bringing Calvert Group mutual funds to a growing number of new investors. We welcome her to the Calvert Group family.

                              CALVERT WORLD VALUES
                            INTERNATIONAL EQUITY FUND

Dear Shareholder:
     For the six months ended March 31, 1997, the Calvert World Values International Equity Fund generated a total return of 5.53%, well ahead of the essentially flat return for the Morgan Stanley Capital International Europe, Australia and Far East Index. The poor performance of the Index was primarily attributable to its larger position in Japanese stocks and that market's continued weakness.
     As we  explained  in our last report,  the Fund's  investment  strategy was modified in May of 1996 in order to give shareholders a more purely internationally focused, responsibly managed investment vehicle. Now, a fewer percentage of assets (typically 5% or less) will be concentrated in US investments. This change necessitated a rebalancing of portfolio securities, reducing or eliminating positions in US securities and redeploying the proceeds in investments abroad. This process was completed for the most part during the period from March through September.

Economic and Market Review
     Throughout the period, most economies saw low growth and low inflation. Even in the US where growth was more robust, it was not sufficient to force higher interest rates until March, when the Federal Reserve took steps to raise rates.
     In Europe, governments continued their efforts to trim spending and achieve the budgetary goals laid down to qualify for representation in the European Monetary Union. This led universally to lower growth and higher unemployment. To counter the trend, monetary policy was eased resulting in weaker currencies but improved exports. The European equity markets responded favorably to this and to moves by companies to restructure their operations and provide more information about corporate strategy. The third factor which was positive for equity markets was the potential for earnings surprises on the upside, given the extremely modest level of forecasts. The rise of interest rates in the US had an inevitably negative impact on Europe, but markets still ended the six-month period up 15% overall.

                             INVESTMENT PERFORMANCE

Periods Ended 3/31/97         6 months       12 months

International Equity          5.59%          9.78%

MSCI EAFE Index               -.76%          -.13%


Investment performance is for Class A shares and does not reflect the deduction of any front-end sales charge.



Markets in the Far East had mixed fortunes. Japan remained under a cloud with a moderate pick up in economic growth confined largely to the export sector. Spending by the government and consumers was insufficient to get the economy moving. The equity market continued to struggle under the structural problems of the financial and real estate sectors and generally weak earnings (except in the electronics sector) and declined by 21% for the six months.
     Elsewhere in the region, returns were lackluster. Hong Kong saw something of a roller coaster ride as confidence in the handover of control to the Chinese in July strengthened only to see investors become cautious over higher rates in the US. Strong in the first two months, the market eased back to end the period up only 2%. Australia and Malaysia saw reasonable returns, but the Singapore market ended down almost 5% due to persistent weakness in the export sector. The New Zealand market was almost unchanged.
     The emerging economies continued their return to growth and their stock markets reaped the benefits. A convincing revival in Latin America generated strong profits and share price appreciation in markets in both Mexico and Argentina.
Investment Strategy
     Investment Strategy
     Our larger positions in France, Germany and Switzerland were positive for performance, as we reaped the benefits of the strong markets through the period. In the UK, we reduced holdings but caught most of the rise before concerns about the May election began to dampen sentiment. Adding to Japan did not have a favorable impact on performance for this period, but this market now stands out as the major global laggard and prospects for a recovery of stocks on a selective basis have improved. Against a background of essentially flat markets, good stock selection in Australia, Malaysia and New Zealand boosted returns. Our reduction to Latin America preceded the rate hike in the US, which, in general, had and has continued to have a negative impact on markets there. Still, several investments in Latin America, particularly in Argentina, made a valuable contribution to the bottom line.

Highlights of Social Investing
     One of the Fund's best-performing investments during this period, Volkswagen, can also serve to illustrate the practices evaluated by Calvert Group's social research team. Volkswagen has made some important strides towards manufacturing environmentally-friendly cars and disclosing the environmental practices of its operations around the world. In its Environmental Report, Volkswagen discloses its use of energy and the results of recycling and other waste-management activities. Volkswagen is also active in developing electrically-powered vehicles, as well as those running on fuels derived from corn, soybeans and other renewable resources. The company is involved in recycling its cars. In the US, Volkswagen cars met or exceeded US Corporate
Average Fuel Economy standards. These federal standards are designed to reduce energy consumption and pollution by maintaining an "average" fuel economy standard for an entire fleet. While Volkswagen has made progress on the environmental front, Calvert Group's social research team is concerned with and monitoring the company's labor relations and workplace practices, particularly in Latin America.

Outlook
     The increase in interest rates in the US in March precipitated a correction in most of the major global markets. This was a healthy adjustment and clearly necessary if the recent appreciation of share prices was not to lead ultimately to collapse. Looking forward and excluding the US and the UK, the low growth, low inflation environment should continue through 1997. This should help markets to avoid a major pullback.
     In the coming period, we will continue to overweight Europe, focusing on Germany, Switzerland and France where there is still scope for restructuring to enhance profits. With the approach of the general election, uncertainty will rise in the UK, and we have taken profits in anticipation. We will remain underweighted in Japan until the situation improves. Other South East Asian markets offer good value and growth prospects and have been neglected in recent months. The Fund will remain overweighted in the region. Finally, given the benign outlook for interest rates, we expect the emerging markets to continue their recovery. The Fund will maintain its exposure to these areas.

We appreciate your continued confidence.

Sincerely,




Andrew Preston                              Barbara J. Krumsiek
Portfolio Manager                           President

April 25, 1997


                              Portfolio Statistics

                           Ten Largest Stock Holdings
                              as of March 31, 1997
                                                            % of Net Assets

      National Australia Bank                                     2.8%
      Volkswagen                                                  2.3%
      STET                                                        2.3%
      Malayan Banking                                             2.2%
      Winterthur                                                  2.2%
      Fortis                                                      2.2%
      Zurich Versicherungs                                        2.2%
      City Developments                                           2.1%
      Wing Tai Holdings                                           2.1%
      Allied Irish Banks                                          2.1%

         Total                                                   22.5%

                          Average Annual Total Returns
                        for periods ended March 31, 1997

              Class A Shares
              One Year                                   4.58%
              Since Inception (6/92)                    41.02%
              Class C Shares
              One Year                                   8.57%
              Since Inception (3/94)                    13.20%

                             Performance Comparison
              Comparison of change in value of $10,000 investment.


$20,000_____________________________

$15,000_____________________________ $15,002
                                     $14,102
$10,000_____________________________

$ 5,000______________________________________
        7/2/92   3/93  3/94  3/95  3/96  3/97

        _________Calvert Intermediate Equity

        --------- MSCI EAPE Index

Total returns assume reinvestment dividends and, for Class A shares, reflect the deduction of the Fund's maximum sales charge of 4.75%. No charge has been applied to the index used for comparison. The value of an investment in Class
A shares is plotted in the line graph. The value of an investment in Class C shares would be different. Past performance is no guarantee of future results.




                             STATEMENT OF NET ASSETS
                                 MARCH 31, 1997


Equity Securities - 95.2%                                Shares       Value


Australia - 6.0%
Brambles Industries                                   250,000   $4,109,831
Commonwealth Bank of Australia                        250,000    2,498,824
National Australia Bank                               450,000    5,697,319

                                                                12,305,974

Argentina - 2.2%
Banco Frances del Rio la Plat (ADR)                    97,750    2,932,500
Transportadora de Gas del Sur (ADR)                   125,000    1,609,375

                                                                 4,541,875


Belgium - 2.2%
Fortis                                                 25,000    4,469,477

                                                                 4,469,477


Costa Rica - 0.1%
Pro Fund International *                                1,518        1,518
Pro Fund International (Preferred) *                  150,240      150,240

                                                                   151,758


France - 7.2%
Cie Bancaire                                           17,000    2,255,766
Havas                                                  27,270    2,030,254
Lyonnaise des Eaux                                      5,312      544,020
Pinault-Printemps                                       7,400    3,189,598
Primagaz Cie                                            8,316      862,038
Primagaz Cie (Warrants) *                                 756       15,216
SITA                                                   10,830    2,166,193
SGS Thomson Microelectronics *                         54,000    3,799,092

                                                                14,862,177


Germany - 8.2%
Continental                                           110,000    2,453,237
Deutsche Telekom *                                    140,000    3,214,628
Douglas Holdings                                       69,750    2,588,444
Linde                                                   5,690    4,008,243
Volkswagen                                              8,570    4,737,134

                                                                17,001,686


Hong Kong - 6.1%
Cheung Kong Holdings                                  400,000    3,523,172
Hong Kong Land Holdings                             1,000,000    2,320,000
Hysan Development                                   1,000,000    2,994,051
Hysan Development (Warrants) *                         90,000       46,459
Sun Hung Kai Properties                               350,000    3,703,847

                                                                12,587,529


Equity Securities (Cont'd)                               Shares       Value

Ireland - 2.4%
Allied Irish Banks                                    646,791   $4,416,227
Smurfit (Jefferson)                                   219,000      569,299

                                                                 4,985,526


Italy - 5.5%
Parmalat Finanziaria                                2,520,000    3,499,055
STET                                                1,075,900    4,704,340
Telecom Italia Mobile                               1,121,100    3,227,638

                                                                11,431,033


Japan - 16.7%
Canon Sales Co.                                       129,800    2,571,440
Eisai                                                 155,000      2,657,071
Fuji Machine Manufacturing                            109,000    2,829,223
Itochu                                                483,000     2,366,766
Keyence                                                26,400      3,009,946
Murata Manufacturing                                   94,000    3,374,788
Nippon Sanso                                          490,000    1,604,674
Nitto Denko                                           172,000    2,211,369
Sanwa Bank                                            208,000    2,236,921
Shiseido                                              228,000    2,949,786
Sumitomo Bank                                         144,000    1,711,652
Sumitomo Electric Industries                          207,000    2,812,000
Takasago Thermal Engineering                          179,000    2,243,470
Tokyo Style                                           164,000    1,816,770

                                                                34,395,876


Malaysia - 4.8%
AMMB Holdings                                         500,000    4,156,075
AMMB Holdings (Rights to ICULS)                       391,000       37,864
AMMB Holdings (Rights to Bonds)                       500,000       64,560
Malayan Banking                                       405,000    4,616,572
Selangor Properties                                   900,000    1,027,721

                                                                 9,902,792


Mexico - 2.4%
Banpais (ADR) *                                       100,000            0
Cifra (ADR)                                           1,646,000  2,308,796
Grupo Industrial Durango (ADR) *                      177,000    1,747,875
Telefonos de Mexico (ADR)                              25,000      962,500

                                                                 5,019,171

Netherlands - 4.3%
ING Groep                                              71,250    2,807,451
Vendex International                                   61,260    2,900,500
VNU                                                   152,050    3,129,368

                                                                 8,837,319


Equity Securities (Cont'd)                               Shares       Value

New Zealand - 2.5%
Independent Newspapers                                600,000   $2,759,291
Wilson & Horton                                       300,000    2,396,665

                                                                 5,155,956


Singapore - 5.5%
City Developments                                     500,000    4,430,599
Keppel Land                                           650,000    2,006,923
Kim Eng Holdings                                      500,000      443,060
Raffles Medical Group *                               100,000       26,307
Wing Tai Holdings                                   1,500,000    4,423,676

                                                                11,330,565


South Africa - 0.1%
Community Growth Fund                                721,967       310,716

                                                                   310,716


Spain - 2.3%
Prosegur Compania Securidad                           350,000    3,505,574
Telefonica de Espana                                   50,800    1,227,974

                                                                 4,733,548


Switzerland - 4.4%
Winterthur                                              6,600    4,586,518
Zurich Versicherungs                                   14,190    4,467,040

                                                                 9,053,558


Thailand - 0.1%
Bangkok Bank                                           15,000      145,637

                                                                   145,637

United Kingdom - 11.9%
Anglian Group                                         158,000      634,288
Anglian Water                                         116,400    1,223,751
Azlan Group                                            83,000      695,081
Bellway                                               108,300      591,570
Cadbury Schweppes                                     185,700    1,649,852
Carlton Communications                                186,100    1,598,292
Commercial Union                                      111,700    1,234,066
Firstbus                                              196,900      722,420
Johnson Matthey                                       139,400    1,253,407
Kingfisher                                            128,300    1,478,680
Lloyds TSB Group                                      253,200    2,080,839
Low and Bonar                                         125,000      865,828
Mayflower Corp.                                       300,000      745,311
Millennium and Copthne                                 93,000      631,935
Misys                                                  15,000      308,490
National Westminster Bank                             143,800    1,640,758
Powerscreen International                              61,000      614,215
Safeway                                               194,800    1,142,583
SIG                                                   150,400      788,128

Equity Securities (Cont'd)                               Shares       Value

United Kingdom (Cont'd)
Smith & Nephew                                        534,500   $1,578,525
Somerfield                                            243,200      708,233
Vitec Group                                           52,800       542,942
Wolseley                                              212,400    1,717,581

                                                                24,446,775


United States - 0.3%
Calypte Biomedical Series E, Convertible Preferred *   50,000      309,375
Quadrant Healthcare *                                 200,000      312,603

                                                                   621,978

         Total Equity Securities (Cost $176,693,507)               196,290,926


                                                      Principal
Corporate Notes - 1.2%                                Amount

Bolivia - 0.1%
Banco Solidario SA                                   $301,617      301,617

                                                                   301,617

United States - 1.1%
Accion International                                  100,000       95,210
Cascadia Revolving Loan Fund                          125,000      120,755
Catholic Relief Services                              150,000      149,970
Community Equity Investments                          200,000      196,132
Delaware Valley Community Reinvestment Fund            75,000       71,408
Ecumenical Development Corporation USA                150,000      146,709
Enterprise Loan Fund                                   50,000       49,033
Federation of Appalachian Housing Enterprises Corp.    200,000     197,606
Foundation For International Community Assistance      50,000      48,185
Foundation For International Development              100,000       94,463
Freedom From Hunger                                   100,000       95,210
Mayer Laboratories, Inc.                              150,000      150,000
Mcauley Institute                                      85,000       83,371
Minnesota Non-Profit Assistance Fund                  100,000       96,370
New Mexico Community Loan Fund                         25,000       23,803
New Mexico Community Loan Fund                         75,000       71,408
Program for Appropriate Technology and Health         150,000      142,903
Self Help Credit Union                                100,000       99,581
Societe D'Investissement
 et de Developpement International                    100,000      95,210
South Shore Bank                                      200,000      199,108

                                                                 2,226,435


   Total Corporate Notes (Cost $2,586,617)~                     2,528,052


                                                      Principal
Time Deposits - 2.2%                                  Amount       Value

Capital Markets, London, 6.00%, 4/1/97              $4,546,317   $4,546,317

   Total Time Deposits (Cost $4,546,317)                          4,546,317

     TOTAL INVESTMENTS (Cost $183,826,441) - 98.6%              203,365,295
     Other assets and liabilities, net 1.4%                       2,836,930

     Net Assets - 100%                                         $206,202,225


Net Assets Consist of:


Paid-in capital applicable to the following shares of common stock with
   250,000,000 shares of $0.01 par value share authorized for Class
   A and C combined:
     Class A : 10,370,811 shares outstanding                  $174,539,542
     Class C : 392,909 shares outstanding                        6,942,654
Undistributed net investment income                                 63,614
Accumulated net realized gain (loss) on investments
   and foreign currencies                                        5,102,331
Net unrealized appreciation (depreciation) on investments
   and assets and liabilities in foreign currencies             19,554,084

                  Net assets                         $206,202,225


Net Asset Value per Share

Class A (based on net assets of $198,863,868)                       $19.18

Class C (based on net assets of $7,338,357)                         $18.68




~Restricted securities representing 1.4% of net assets.
*Non-income producing.

See notes to financial statements.



                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED MARCH 31, 1997

Net Investment Income

Investment Income
   Dividend income (net of foreign taxes of $160,771)            $1,641,077
   Interest income                                                  283,184

     Total investment income                                      1,924,261

Expenses
   Investment advisory fee                                        1,019,331
   Transfer agency fees and expenses                                221,560
   Distribution Plan expenses:
     Class A                                                        246,050
     Class C                                                         35,132
   Directors' fees and expenses                                      29,736
   Administrative fees                                              101,933
   Custodian fees                                                   135,618
   Registration fees                                                 25,718
   Reports to shareholders                                          106,093
   Professional fees                                                 14,405
   Miscellaneous                                                     59,496

     Total expenses                                               1,995,072
     Fees paid indirectly                                          (135,618)

       Net expenses                                               1,859,454

         Net Investment Income                                       64,807

Realized and Unrealized Gain (Loss)
on Investments

Net realized gain (loss) on:
   Securities                                                     5,732,932
   Foreign currencies                                              (563,985)

                                                                  5,168,947

Change in unrealized appreciation or depreciation on:
   Securities                                                     5,794,076
   Assets and liabilities in foreign currencies                       4,921

                                                                  5,798,997

       Net Realized and Unrealized Gain
       (Loss) on Investments                                     10,967,944

       Increase (Decrease) in Net Assets
       Resulting From Operations                                $11,032,751




See notes to financial statements.



                       STATEMENT OF CHANGES IN NET ASSETS

Increase (Decrease) in Net Assets


Operations
   Net investment income (loss)                        $64,807     $373,607
   Net realized gain (loss)                          5,168,947    5,639,276
   Change in unrealized appreciation
or depreciation                                      5,798,997   11,325,374


     Increase (Decrease) in Net Assets
     Resulting From Operations                      11,032,751   17,338,257

Distributions to shareholders from
   Net investment income:
     Class A Shares                                   (524,930)  (1,473,251)
     Class C Shares                                         (5)         (93)
   Net realized gain:
     Class A Shares                                 (4,308,311)  (4,675,910)
     Class C Shares                                   (158,527)    (152,211)

   Total distributions                              (4,991,773)  (6,301,465)

Capital share transactions:
   Shares sold:
     Class A Shares                                 13,039,850   29,276,964
     Class C Shares                                  1,004,251    1,834,205
   Reinvestment of distributions:
     Class A Shares                                  4,418,924    5,618,030
     Class C Shares                                    150,494      146,275
   Shares redeemed:
     Class A Shares                                (18,489,691) (43,143,186)
     Class C Shares                                   (773,120)  (1,605,586)

   Total capital share transactions                   (649,292)  (7,873,298)


Total Increase (Decrease)
in Net Assets                                        5,391,686    3,163,494

Net Assets


Beginning of period                                200,810,539  197,647,045

End of period (including undistributed net investment income of $63,614 and $523,742, respectively) $206,202,225 $200,810,539


Capital Share Activity


Shares sold:
   Class A Shares                                      682,602    1,639,291
   Class C Shares                                       53,779      104,679
Reinvestment of distributions:
   Class A Shares                                      235,563      326,453
   Class C Shares                                        8,215        8,717
Shares redeemed:
   Class A Shares                                     (968,927)  (2,419,896)
   Class C Shares                                      (41,652)     (91,537)

Total capital share activity                           (30,420)    (432,293)


See notes to financial statements.


                         NOTES TO FINANCIAL STATEMENTS


Note A-Significant Accounting Policies

     General: The Calvert World Values International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified,open-end management investment company. The operations of each series are accounted for separately. The Fund offers Class A and Class C shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares, which have no transaction-based sales charge, have a higher annual expense rate than Class A. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
     Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U.S. dollar exchange rate. The Fund may invest in securities whose resale is subject to restrictions. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.
     Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

     Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

     Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

     Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

     Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

     Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.


Note B-Related Party Transactions
     Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: 1.0 % on the first $250 million, .975% on the next $250 million and .925% on the excess of $500 million.

     Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by each class of shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.0% annually of average daily net assets of each Class A and Class C, respectively.

     The Distributor received $67,566 as its portion of commissions charged on sales of the Fund's shares.
     Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund.
     Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of the greater of $40,000 or .10% of the average daily net assets of the Fund.
     Each Director who is not affiliated with the Advisor receives an annual fee of $4,000 plus $1,000 for each Board and Committee meeting attended. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board. Director's fees are allocated to each of the funds served.

Note C-Investment Activity
     During  the  period,  purchases  and  sales  of  investments,   other  than
short-term securities, were $80,004,012 and $62,862,804, respectively.

     The cost of investments owned at March 31, 1997 was substantially the same for federal income tax and financial reporting purposes. Net unrealized apppreciation aggregated $19,538,854, of which $29,801,543 related to appreciated securities and $10,262,689 related to depreciated securities.


                              FINANCIAL HIGHLIGHTS


                                                  Periods Ended
                                                  September 30,

Class A Shares                            1997           1996         1995

Net asset value, beginning               $18.62         $17.62       $17.99

Income from investment operations
   Net investment income                    .01            .04          .11
 Net realized and unrealized gain (loss)   1.02           1.53          .38

     Total from investment operations      1.03           1.57          .49

Distributions from
   Net investment income                  (.05)          (.13)           -
   Excess of net investment income           -              -            -
   Net realized gains                     (.42)          (.44)        (.86)

     Total distributions                  (.47)          (.57)        (.86)

Total increase (decrease)
 in net asset value                        .56           1.00         (.37)
Net asset value, ending                  $19.18         $18.62       $17.62


Total return*                             5.59%          9.22%         3.19%

Ratios to average net assets:
   Net investment income (loss)         .10%(a)           .23%         .68%

   Total expenses ~                    1.92%(a)          1.95%        1.93%

   Net expenses                        1.79%(a)          1.81%        1.79%
   Expenses reimbursed                        -              -           -
Portfolio turnover                        32.7%            96%          73%
Average commission rate paid             $.0176         $.0339            -
Net assets, ending (in thousands)     $198,864       $194,032      $191,586
Number of shares outstanding,
   ending (in thousands)                 10.371         10,422       10,876






                                                  Period Ended
                                                  September 30,


Class A Shares                            1994         1993           1992,(1)


Net asset value, beginning               $16.35        $14.31        $15.00

Income from investment operations
   Net investment income                      -          .08           .02
   Net realized and unrealized
 gain (loss)                              2.14          2.04        (.71)

     Total from investment operations     2.14          2.12        (.69)

Distributions from
   Net investment income                  (.03)         (.05)            -
   Excess of net investment income                      (.04)
   Net realized gains                     (.43)         (.03)            -

     Total distributions                  (.50)         (.08)            -

Total increase (decrease)
in net asset value                        1.64          2.04         (.69)

Net asset value, ending                  $17.99        $16.35      $14.31

Total return*                            13.44%        14.95%       (4.60%)

Ratios to average net assets:
   Net investment income (loss)          (.04%)          .80%        1.23%(a)

   Total expenses ~                          -            -             -

   Net expenses                           1.96%         1.50%        1.01%(a)

   Expenses reimbursed                     .04%          .20%         .60%(a)

Portfolio turnover                          78%           35%           -

Average commission rate paid                  -             -            -

Net assets, ending (in thousands)      $175,543        $54,280        $8,440
Number of shares outstanding,
   ending (in thousands)                  9,755         3,319           590



                                                  Period Ended
                                                  September 30,
Class C Shares                           1997        1996       1995     1994(2)


\
Net asset value, beginning              $18.20     $17.28     $17.86     $18.24

Income from investment operations
   Net investment income                 (.07)      (.15)       (.05)      (.06)
   Net realized and unrealized gain
(loss)                                    .97       1.51          .32      (.32)

     Total from investment operations     .90       1.36          .27      (.38)

Distributions from
   Net realized gains                    (.42)      (.44)        (.85)       -

     Total distributions                (.42)       (.44)        (.85)       -

Total increase (decrease)
in net asset value                      .48         .92          (.58)     (.38)

Net asset value, ending              $18.68     $18.20         $17.28    $17.86


Total return*                         4.99%      8.07%           1.95%   (1.27%)

Ratios to average net assets:
   Net investment income (loss)      (.95%)(a)   (.88%)         (.47%)(1.16%)(a)
   Total expenses ~                  2.98%(a)    3.08%          3.12%        -

   Net expenses                      2.84%(a)    2.93%          2.99%   3.32%(a)
   Expenses reimbursed                  -         -              .13%    .50%(a)
Portfolio turnover                  32.7%         96%             73%      78%
Average commission rate paid         $.0176      $.0339             -        -
Net assets, ending (in thousands    $7,338       $6,779        $6,061     $3,620
Number of shares outstanding,
   ending (in thousands)               393          373           351        203



(a)  Annualized
* Total return is not annualized for periods of less than one year and does not reflect deduction of Class A front-end sales charge.
~ Effective September 30, 1995, this ratio reflects total expense before reduction for fees paid indirectly; such reduction are included in the ratio of net expenses.
(1)  From July 2, 1992, inception.
(2)  From March 1, 1994, inception.